SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust

(Name of Registrant as Specified in Its Charter)

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Clifford Capital Partners Fund (“Partners”)
Clifford Capital Focused Small Cap Value Fund (“FSCV”)
Clifford Capital International Value Fund (“International”)
(collectively the “Clifford Funds”)

Each a series of

World Funds Trust

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

September 16, 2022

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Clifford Funds (generally, each may be referred to here as a “Fund” or the “Funds”), each a series portfolio of World Funds Trust (the “Trust). The Meeting is scheduled for November 15, 2022 and will be held at 11:00 a.m., Eastern Time at the offices of the Trust’s Administrator, Commonwealth Fund Services, Inc., (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235). If you are a shareholder of record of the Funds as of the close of business on September 13, 2022, you are entitled to vote at the Meeting and any adjournment thereof.

Clifford Capital Partners, LLC (“Clifford” or the “Adviser”) has served as investment adviser to the Funds since the Funds’ inception. The Clifford Capital Partners Fund (the “Partners Fund”) was established in January 2014 as a series of another registered investment company (the “predecessor trust”). On February 8, 2016, the Partners Fund was reorganized from a series of the predecessor trust into the Trust. The Clifford Capital Focused Small Cap Value Fund (the “FSCV Fund”) commenced operations on October 1, 2019. The Clifford Capital International Value Fund commenced operations on May 6, 2022. At the Meeting, shareholders will be asked to approve a new investment advisory agreement between Clifford and the Trust on behalf of the Funds. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreements (“Prior Agreements”). You are being asked to approve the New Agreement because the Prior Agreement will terminate as a result of the transaction described below.

Recently Mr. Wayne G. Pierson, Member, Principal and Chief Financial Officer of Clifford notified the Board of Trustees of his retirement from the Adviser. In conjunction with Mr. Pierson’s retirement, his ownership interest in Clifford will be reacquired by Clifford and distributed amongst the remaining Clifford management team (the foregoing is referred to herein as the “Transaction”). The Transaction is expected to result in a “change in control” of Clifford as that concept is interpreted under the Investment Company Act of 1940, as amended (the “1940 Act”), which under the terms of the Prior Agreements and the 1940 Act, automatically terminates the Prior Agreements. Shareholders of the Funds are being asked to vote to approve the New Agreement before the date of the Transaction so that the management of the Funds may continue without interruption.

At a meeting held on August 24, 2022, the Board of Trustees of the Trust approved the New Agreement with Clifford, subject to shareholder approval. It is expected that that the New Agreement will become effective at the close of the Transaction. The closing date for the Transaction has not been determined, but it is expected to close shortly after the shareholder meeting. At its meeting, the Trustees also approved a new expense limitation agreement pursuant to which Clifford has agreed to waive certain fees and reimburse expenses for the Funds through at least January 31, 2024.

The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR the proposal.

It is very important to receive your vote before November 15, 2022. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

I appreciate your participation and prompt attention to this matter.

Sincerely,

/s/ David A. Bogaert
David A. Bogaert, President
World Funds Trust

Clifford Capital Partners Fund (“Partners”)
Clifford Capital Focused Small Cap Value Fund (“FSCV”)
Clifford Capital International Value Fund (“International”)
(collectively the “Clifford Funds”)

each a series of

World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on November 15, 2022

This Proxy Statement is Available online at the Following Website:

https://vote.proxyonline.com/commonwealth/docs/cliffordcap.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Clifford Funds:

Notice is hereby given that a special meeting of the shareholders of the Funds (the “Special Meeting”) will be held on November 15, 2022 at the offices of the Trust’s Administrator, Commonwealth Fund Services, Inc. (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve the investment advisory agreement with respect to the Clifford Funds between Clifford Capital Partners LLC and World Funds Trust.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

The Board of Trustees recommends you vote FOR the Proposals identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on September 13, 2022, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at proxyonline.com/docs/www.cliffordcap.com/mutual-funds.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-866-796-6898.

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

/s/ David A. Bogaert

David A. Bogaert, President, World Funds Trust

PROXY STATEMENT

Clifford Capital Partners Fund (“Partners”)
Clifford Capital Focused Small Cap Value Fund (“FSCV”)
Clifford Capital International Value Fund (“International”)
(collectively the “Clifford Funds”)

each a series of

World Funds Trust

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 15, 2022, at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on September 13, 2022, are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately September 21, 2022.

The Trustees recommend that you vote:

1.	For the approval of an investment advisory agreement with respect to the Clifford Funds between Clifford Capital Partners, LLC and the Trust;

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Shareholders in each Fund will vote separately on the Proposal. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposals.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser / The Transaction

Mr. Wayne G. Pierson, Member/Principal and Chief Financial Officer of Clifford Capital Partners, LLC (“Clifford” or the “Adviser”) notified the Board of Trustees of his retirement from the Adviser later in 2022. At the time of retirement Mr. Pierson will own 30.505% of the outstanding shares of Clifford, while the remaining shares are owned by WCM Investment Management, Ryan P. Batchelor, and certain other of Clifford’s employees. In conjunction with Mr. Pierson’s retirement, his ownership interest in Clifford will be reacquired by Clifford and distributed amongst certain of the remaining Clifford management team members (the foregoing is referred to herein as the “Transaction”). The Transaction is expected to result in a “change in control” of Clifford under the Investment Company Act of 1940, as amended (the “1940 Act”), and an “assignment” of its existing investment advisory agreements with the Funds (the “Prior Agreements”), which under the terms of the 1940 Act, automatically terminates the Prior Agreements. Following the Transaction, Clifford will be controlled by Ryan P. Batchelor and Roger Hill, a Principal and Managing Director of Clifford. Mr. Ryan P. Batchelor has been actively involved in the day-to-day portfolio management of the Funds’ since their inception.

Shareholders of the Funds are being asked to approve a new investment advisory agreement between Clifford and the Trust (the “New Agreement”) so that Clifford’s management of the Funds may continue without any interruption. If approved by shareholders of the Funds, the New Agreement will become effective following the closing of the Transaction. If the New Agreement is approved by shareholders, Clifford has agreed to enter into a new expense limitation agreement that will be identical to the agreement that is currently in place and will remain in place until January 31, 2024.

The Transaction will not result in any changes to the organization or structure of the Funds. The Transaction also will not result in any changes to the Funds’ other service providers. Following the Transaction, the Funds will continue to be co-managed by Mr. Batchelor and Mr. Allan C. Nichols, both portfolio managers under the Prior Agreements.

Legal Analysis

In advance of the Transaction, the Board was informed by Clifford that in conjunction with Mr. Pierson’s retirement, his ownership interest in Clifford will be reacquired by Clifford and distributed amongst the remaining Clifford management team. Legal counsel informed the Board that in addition to the benefit Mr. Pierson receives from the sale of his Clifford shares, certain other Clifford employees may also benefit because of their increased equity ownership in Clifford as a result of the Transaction. Because the Transaction will cause a change in control of Clifford and an assignment of its advisory agreements with the Funds, Section 15(f) of the 1940 Act had to be considered by the Board. Section 15(f) provides that, when a change in the control of an investment adviser occurs which results in an assignment of its advisory agreement, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An “unfair burden” must not be imposed on the investment company as a result of the transaction causing the change in control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are involved with this Transaction; and

(2) During the three-year period immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company’s board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

Clifford has advised the Trust that it will not receive any benefit from the Funds other than fees for bona fide investment advisory or other services during the two-year period following the Transaction. Accordingly, no “unfair burden” is expected to be imposed on the Funds as a result of the Transaction. Further, currently 100% of the Trustees of the Trust are not “interested persons”, as defined by the 1940 Act, of Clifford, and the Trust contemplates that it will maintain this composition for a period of at least three years from the date of the Transaction.

The Prior Agreements

The Prior Agreement for the Clifford Capital Partners Fund was initially approved by the Board for a term of two years on November 10, 2015. The Prior Agreement for the Clifford Capital Focused Small Cap Value Fund was initially approved by the Board for a term of two years on August 29, 2019. The Prior Agreement for the Clifford Capital International Value Fund was initially approved by the Board for a term of two years on February 23, 2022. The Prior Agreement with respect to the Clifford Capital Partners Fund and the Clifford Capital Small Cap Value Fund was most recently renewed for another annual term at a Board meeting held on August 24, 2022.

The Terms of the Prior Agreements and the New Agreement

At its August 24, 2022 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between Clifford and the Trust, subject to shareholder approval. It is anticipated that if approved by shareholders, the New Agreement will become effective at the closing of the Transaction. The New Agreement is identical to the Prior Agreements, except with respect to the inception date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The Adviser receives a fee for the services it provides under the Current Agreement equal to a percentage of the net assets of each Clifford Fund. The fees paid or owed to the Adviser for the fiscal period October 1, 2021 to June 30, 2022 with respect to the Partners Fund and FSCV Fund, and for the period from commencement of operations (May 6, 2022) to June 30, 2022 for the International Fund are set forth in the first table below and the fees as a percentage of net assets of each Clifford Fund are set forth in the second table below.

Net Advisory Fees Paid or Owed to the Adviser

Clifford Funds	Fees Paid or Owed
Partners Fund	$166,381
FSCV Fund	$0
International Fund	$0

Fees as a Percentage of Net Assets of each Fund

Clifford Funds	Fees as % of Net Assets
Partners Fund	0.75% on all assets
FSCV Fund	0.90% on all assets
International Fund	0.85% on all assets

The New Agreement would require Clifford to provide the same services as it provided under the Prior Agreements. Clifford shall, subject to the supervision of the Board, manage the investments and reinvestments of assets of the Funds and continuously review, supervise, and administer the investment program of the Funds, to determine in its discretion the securities to be purchased and sold. The Board considered that, upon Mr. Pierson’s retirement, Clifford identified another management team member to assume his role as Chief Financial Officer, which was Mr. Pierson’s primary focus at Clifford. Further, Mr. Ryan P. Batchelor has been actively involved in the day-to-day portfolio management of the Funds’ since their inception, and will continue in this capacity after Mr. Pierson’s retirement. The Board further considered that the Funds’ portfolio managers will not change with the approval of the New Agreement.

The New Agreement has the same duration and termination provisions as the Prior Agreements. The New Agreement will have an initial term of two years from its effective date and will continue annually so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Funds. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Funds, upon the affirmative vote of a majority of the outstanding voting securities of the Funds. It may also be terminated at any time upon 60 days’ notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Funds or by Clifford. The New Agreement will terminate automatically in the event of its assignment as defined by the 1940 Act.

The New Agreement subjects Clifford to the same standard of care and liability to which it was subject under the Prior Agreement.

If shareholders approve the New Agreement, Clifford will enter into a new expense limitation arrangement whereby it will contractually agree to waive or limit its fees and to assume certain other expenses of the Funds until January 31, 2024, so that total annual operating expenses of the Funds does not exceed 0.82% for the Partners Fund’s Super Institutional Shares, 0.90% for the Partners Fund’s Investor and Institutional Shares, 0.97% for the Focused Small Cap Value Fund’s and International Fund’s Super Institutional Class, and 1.05% for the Focused Small Cap Value Fund’s and International Fund’s Investor and Institutional Class. This contractual arrangement may only be terminated by mutual consent of Clifford and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Funds and Clifford. The operating expense limitation agreement does not apply to interest, distribution and service fees under Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. Additionally, Clifford may recoup any waived amount from the Fund under the agreement if such reimbursement does not cause a Fund’s operating expenses to exceed the expense limitation in effect at the time Clifford seeks reimbursement of such fees and expenses, or the expense limitation that was in place at the time of the waiver, and the recoupment is made within three years following the date on which the waiver or reimbursement was made or payment was remitted by Clifford. The total amount of recoverable reimbursements as of September 30, 2021 and expiration dates was as follows:

		Recoverable Reimbursements and Expiration Dates
Fund	2023	2024	Total
Partners Fund	$129,235	$207,680	$336,915
FSCV Fund	$145,095	$187,472	$332,567
International Fund	$0	$0	$0

To the extent the Proposal is approved, shareholders of the Funds are also approving the ability of Clifford to recoup amounts waived or expenses reimbursed for the Funds under the prior expense limitation agreement.

If the Funds’ shareholders approve the New Agreement, it is expected that the New Agreement would become effective immediately following the closing of the Transaction.

In addition, if Proposal 1 is not approved by shareholders of the Funds, it is expected that the Funds will continue to operate under the Prior Agreements until the Transaction is complete and at that time the Board will consider what steps to take with respect to the ongoing management of the Funds.

Information Concerning Clifford

Clifford was organized in 1984 as an Illinois limited liability company and is located at 363 S. Main Street, Suite #101, Alpine, Utah 84004. As of July 31, 2022, Clifford had assets under management of approximately $550 million. Clifford is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as an investment adviser to individuals, the Funds, charitable organizations, government entities and businesses.

As of the date of this Proxy Statement, Wayne Pierson and Ryan P. Batchelor are control persons of Clifford.   Following the Transaction, Ryan P. Batchelor and Roger Hill will each be control persons of Clifford.

The following is a list of the current executive officers of Clifford and their current position with the Funds. The address of each officer is 363 S. Main Street, Suite 101, Alpine, Utah, 84004.

Name	Former Position with Clifford	New Position with Clifford	Position with the Funds
Ryan Batchelor	Principal	Principal	Portfolio Manager
David Passey	Principal	Principal	None
Heather Bryce	Principal, Chief Operating Officer	Principal and Chief Operating Officer	None
Allan Nichols	Principal	Principal	Portfolio Manager
Roger Hill	Principal, Managing Director	Principal and Managing Director	None
Harvey Olsingch	Chief Financial Officer and Compliance Officer	Chief Financial Officer and Compliance Officer	None

Board Considerations in Approving the New Agreement

At a meeting held on August 24, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered and discussed the continuation of the Investment Advisory Agreements (the “Clifford Advisory Agreements”) between the Trust and Clifford Capital Partners (“Clifford”) for the Clifford Capital Partners Fund (the “CCP Fund”) and the Clifford Capital Focused Small Cap Fund (the “Clifford Small Cap Fund”) and the approval of a new Investment Advisory Agreement for the CCP Fund, the Clifford Small Cap Fund and the Clifford Capital International Value Fund (the “International Fund”) which will become effective upon shareholder approval. With respect to the International Fund, Clifford requested that the Board rely on the responses to the 15(c)-information request provided in connection with the consideration of such Fund’s initial advisory agreement in February 2022. The Board reflected on its discussions with representatives from Clifford regarding the Clifford Advisory Agreements and the manner in which the Funds were managed.

At the Meeting, the Board reviewed, among other things, a memorandum from the Trust’s legal counsel (“Counsel”) that addressed the Trustees’ duties when considering the renewal of the Clifford Advisory Agreements and the approval of the new Advisory Agreement and Clifford’s responses to a request for information from Counsel on behalf of the Board. It was noted that the responses included Clifford’s financial statements, a fee comparison analysis for the Clifford Funds and comparable mutual funds, and the current Clifford Advisory Agreements and the new Advisory Agreement. The Trustees discussed the types of information and factors that the Trustees should consider to make an informed decision regarding the renewal of the Clifford Advisory Agreements; the material factors included: (i) the nature, extent, and quality of the services provided by Clifford; (ii) the investment performance of the Clifford Funds; (iii) the costs of the services provided and profits realized by Clifford from its relationship with the Clifford Funds; (iv) the extent to which economies of scale would be realized if the Clifford Funds grow and whether advisory fee levels reflect the economies of scale for the benefit of the Funds’ investors; and (v) Clifford’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented at this and prior Board meetings. The Board requested or was provided with information and reports relevant to the annual renewal of the Clifford Advisory Agreements, including (i) reports regarding the services and support provided by Clifford to the Clifford Funds and their shareholders; (ii) quarterly assessments of the investment performance of the Clifford Funds which had commenced operations; (iii) Clifford’s commentary on the reasons for such Clifford Funds’ performance; (iv) presentations by Clifford management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Clifford Funds; (v) compliance reports concerning the Clifford Funds and Clifford; (vi) disclosure information contained in the registration statement of the Trust and Clifford’s Form ADV; and (vii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Clifford Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Clifford, including financial information, a description of personnel and the services provided by Clifford to the Clifford Funds, information on investment advice, performance, summaries of expenses of the Clifford Funds, its compliance program, current legal matters (if any), and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Clifford Funds, as applicable; (iii) the anticipated effect of size on the Clifford Funds’ performance and expenses, as applicable; and (iv) benefits realized by Clifford from its relationship with the Clifford Funds.

The Board did not identify any information that was most relevant to its consideration to approve the Clifford Advisory Agreements, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Clifford Advisory Agreements, the Trustees considered numerous factors, including:

(1)       The nature, extent, and quality of the services provided by Clifford.

In this regard, the Board considered the responsibilities of Clifford under the Clifford Advisory Agreements. The Board reviewed the services provided by Clifford including, without limitation: its procedures for formulating investment recommendations and assuring compliance with the Clifford Funds’ investment objectives and limitations; the coordination of services for the Clifford Funds among the Funds’ service providers; Clifford’s regular communications with Clifford Fund shareholders, including portfolio and market commentary; and the efforts of Clifford to promote the Clifford Funds and grow assets. The Board considered Clifford’s staffing, personnel, and methods of operating; the education and experience of Clifford’s personnel; its financial resources and support; and Clifford’s compliance program, policies and procedures. After reviewing the foregoing and further information from Clifford, the Board concluded that the quality, extent, and nature of the services provided by Clifford were satisfactory and adequate for the Clifford Funds.

(2)       Investment Performance of the Clifford Funds and Clifford.

The Trustees considered the CCP Fund’s performance for various periods ended June 30, 2022 versus a peer group of funds (“CCP Fund Peer Group”) with assets below $300 million and the flexibility to invest across the capitalization spectrum derived by Broadridge from Morningstar’s mid-cap value and large value categories (“CCP Custom Category”). The Trustees noted that the CCP Fund underperformed relative to the median of the CCP Fund Peer Group and CCP Custom Category for the one-year period ended June 30, 2022, and the CCP Fund outperformed relative to the median of the CCP Fund Peer Group and the CCP Custom Category for the three- and five-year periods ended June 30, 2022. The Trustees also considered the CCP Fund’s performance relative to its benchmark index, the Russell 3000® Value Index, and noted that it had underperformed its benchmark for the one-year period ended June 30, 2022 and outperformed its benchmark for the three-year and five-year periods ended June 30, 2022.

The Trustees considered the Clifford Small Cap Fund’s performance for various periods ended June 30, 2022 versus a peer group of funds (“Clifford Small Cap Fund Peer Group”) with assets below $100 million derived by Broadridge from Morningstar’s small value category (“Clifford Small Cap Custom Category”). The Trustees noted that, for the one-year period ended June 30, 2022, the Clifford Small Cap Fund underperformed relative to the median of the Clifford Small Cap Fund Peer Group and the Clifford Small Cap Custom Category. The Trustees also considered the Clifford Small Cap Fund’s performance relative to its benchmark index, the Russell 2000® Value Index, noting that it had outperformed its benchmark for the one-year period ended June 30, 2022. The Board considered that the Clifford Small Cap Fund had relatively little performance returns to review and did not have returns for the 3- and 5-year periods.

In considering the foregoing, the Trustees reviewed analytical reports prepared by Broadridge and a variety of other metrics relating to performance within the analytical report. The Trustees also considered specific performance information prepared by Clifford, including information relating to the performance of the Clifford Funds relative to separately managed accounts (the “Composites”) managed by Clifford with investment strategies that are substantially similar to those utilized by the Clifford Funds. The Trustees generally considered information that was as of June 30, 2022. The Board also considered other summary performance information related to the Custom Categories and Peer Groups vis-à-vis the Clifford Funds, including percentile rankings. The Trustees also noted that the performance of the Clifford Funds generally was comparable to the Composites and the Board considered the reasons for differences in results of the Clifford Funds versus the Composites, which it deemed reasonable. The Board concluded, based on the foregoing, that the performance of each of the Clifford Funds was satisfactory.

The Board noted that the International Fund had commenced operations recently, in May 2022 and had no Fund or comparative performance to report at this time. The Trustees reviewed and considered specific performance information as of December 31, 2021 prepared by Clifford relating to the performance of all fully discretionary private advisory accounts managed by Clifford with investment strategies that are substantially similar to those utilized by the Fund (the “International Composite”). In this regard, the Board reviewed the International Composite performance returns, noting that it had out-performed its benchmark for the one-year and since inception periods. The Trustees also considered Clifford’s discussions of the reasons for such outperformance. Based on the foregoing, the Board concluded that Clifford’s performance as reflected by the International Composite performance was satisfactory.

(3)          The costs of the services provided and the profits realized by Clifford from the relationship with the Clifford Funds.

In this regard, the Board considered Clifford’s staffing, personnel, and methods of operating; the financial condition and resources of Clifford, and the level of commitment to the Clifford Funds by Clifford’s principals; the asset levels of the Clifford Funds; the expenses or proposed expenses of the Clifford Funds, as well as the profitability or projected profitability of the Funds; and the benefits to Clifford in managing the Funds.

The Board considered the fees and expenses of the CCP Fund (including the advisory fee) compared to the median of the CCP Fund Peer Group and the CCP Custom Category. The Board noted that the net expense ratio of the CCP Fund was higher than both the CCP Fund Peer Group median and the category median while the advisory fee payable to Clifford by the CCP Fund was ten basis points higher than the CCP Fund Peer Group median and equal to the CCP Custom Category median.

The Board considered the fees and expenses of the Clifford Small Cap Fund (including the advisory fee) compared to the median of the Clifford Small Cap Fund Peer Group and the Clifford Small Cap Custom Category. The Board noted that the net expense ratio of the Clifford Small Cap Fund was equal to the Clifford Small Cap Fund Peer Group median and nine basis points higher than the Clifford Small Cap Custom Category median while the advisory fee payable to Clifford by the Clifford Small Cap Fund was five basis points higher than the Clifford Small Cap Fund Peer Group median and ten basis points higher than the Clifford Small Cap Custom Category median.

The Board determined that the advisory fees with respect to the CCP Fund and Clifford Small Cap Fund under the Clifford Advisory Agreements were within an acceptable range considering the services to be rendered by Clifford and the sizes of these Funds, which are smaller than but comparable to the medians of their relevant Peer Group and substantially smaller than the medians of their Custom Categories. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain CCP Fund expenses in order to keep the CCP Fund’s net expense ratio (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90% of the average daily net assets of the CCP Fund’s Institutional Class and Investor Class shares, respectively, and 0.82% for Super Institutional Class shares. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain Clifford Small Cap Fund expenses in order to keep the Fund’s net expense ratio (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.05% of the average daily net assets of the Clifford Small Cap Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% for Super Institutional Class shares.

The Board further considered the fees of the CCP Fund and the Clifford Small Cap Fund under the Clifford Advisory Agreements relative to separate accounts managed by Clifford and the reasons for the differences in fees. The Trustees determined that the differences were reasonable under the circumstances. The Board also considered the estimated profitability of the CCP Fund and the Clifford Small Cap Value Fund to Clifford and noted that the CCP Fund was profitable to Clifford at current asset levels while the Clifford Small Cap Fund had not yet reached an asset level to be profitable. Following this comparison and upon further consideration and discussion of the foregoing, the services provided by Clifford, and its profits from managing the CCP Fund and Clifford Small Cap Value Fund, the Board concluded that the fees paid to Clifford under the Clifford Advisory Agreements and the estimated profits realized by Clifford, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

The Board compared the fees and expenses of the International Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, and the nature of the investment strategy and markets invested in, among other factors, selected by Broadridge from the Morningstar Foreign Large Value Category. The Board noted that the advisory fee payable to Clifford under the Advisory Agreement is 0.85% of the Fund’s average daily net assets and that Clifford has agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain Fund expenses in order to keep the Fund’s net expense ratio (excluding interest, 12b-1 Fees, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.05% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% of the Super Institutional Class shares. The Trustees noted that the advisory fee and net expense ratios are higher than the medians of the comparable peers and the category, but within the range of such funds. The Board also considered the fees of the Fund under the Advisory Agreement relative to those of the International Composite and the reasons for the differences in fees. The Trustees determined that the differences were reasonable under the circumstances and that the advisory fees were within an acceptable range in light of the services to be rendered by Clifford. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the projected profitability and fees to be paid to Clifford were fair and reasonable.

(4)        The extent to which economies of scale would be realized as the Clifford Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

In this regard, the Board considered the Clifford Funds’ fee arrangements with Clifford. The Board noted that the advisory fee for each Clifford Fund would stay the same as asset levels increased under the Clifford Advisory Agreements. The Trustees noted that Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain CCP Fund expenses in order to keep the Fund’s net expense ratio from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively and 0.82% for Super Institutional Class shares, as described above. The Board also noted that Clifford has contractually agreed, until at least January 31, 2024, to reduce fees and/or reimburse certain Clifford Small Cap Fund and International Fund expenses in order to keep the Fund’s net expense ratio from exceeding 1.05% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% for Super Institutional Class shares, as described above. The Board considered that these expense limitation arrangements should provide greater opportunity for shareholders to share in the future growth of the Clifford Funds by benefitting from lower Fund expenses as assets grow and that these structures may be more beneficial to shareholders than breakpoints, which generally only have the effect of lowering expense ratios at higher asset levels. Following further discussion of the Clifford Funds’ projected asset levels, expectations for growth, and levels of fees, the Board determined that the Clifford Funds’ fee arrangements with Clifford under the Clifford Advisory Agreements were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

(5)        Possible conflicts of interest and benefits derived by Clifford.

In considering Clifford’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Clifford Funds; the basis of decisions to buy or sell securities for the Clifford Funds; the method for bunching of portfolio securities transactions for the Clifford Funds and separate accounts owned by CCP owners or employees; the substance and administration of Clifford’s code of ethics and other relevant policies described in Clifford’s Form ADV. The Board also considered benefits to Clifford that could be derived from managing the Clifford Funds and noted the ability of Clifford to place small accounts in the Clifford Funds that are below the assets level minimums for CCP’s separate accounts, and the appeal that a mutual fund versus separate account management may have to certain distribution channels. It was noted that Clifford does not engage in soft dollars or commission recapture programs. Following further consideration and discussion, the Trustees determined that Clifford’s standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits derived by Clifford from managing the Clifford Funds, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Trustees determined that the compensation payable under the Clifford Advisory Agreements was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved each of the current Clifford Advisory Agreements for an additional one-year term, and the new Clifford Advisory Agreement for a two-year term effective upon approval by Fund shareholders.

PROPOSAL 2

TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR
THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
THE FUNDS VOTE “FOR” THE APPROVAL OF PROPOSALS 1 AND 2.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of Proposals 1 and 2 require the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

For the purposes of determining the presence of a quorum and counting votes on the Proposal, shares of the Funds represented by abstentions will be counted as present, but not votes cast at the Meeting. Therefore, abstentions may have the same effect as a vote “against” the Proposal. It is the Trust’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any Fund shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.  Broker non-votes would otherwise have the same effect as abstentions (that is, broker non-votes would be treated as if they were votes against the Proposal).

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s President in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  Administrator, Commonwealth Fund Services, Inc., Attn: President, World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.  In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.673.0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. The Fund’s annual and semi-annual reports are also available at https://cliffordcap.com/mutual-fund-related-documents.

Proxy Solicitation Costs.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by CCP. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are expected to be approximately $54,500. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-866-796-6898 or 1-800-673-0550.

Outstanding Shares. The shares outstanding of the Funds as of September 13, 2022 are:

Fund Name	Outstanding Shares
Clifford Capital Partners Fund	5,522,619
Clifford Capital Focused Small Cap Value Fund	1,197,288
Clifford Capital International Value Fund	56,310

Beneficial Ownership. Appendix B sets forth the names, addresses, and percentage ownership of those shareholders known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser.  Clifford Capital Partners, LLC, 363 S. Main Street, Suite 101, Alpine, Utah 84004 is the investment adviser to the Funds.

Administrator. Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s administrator.

Transfer Agent. Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s transfer agent.

Distributor. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101serves as the distributor for shares of the Funds.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Clifford Capital Partners, LLC (the “Adviser”), an Illinois limited liability company with its principal place of business in Alpine, Utah. This Agreement is made effective as to each Fund (defined below) as of the date set forth on the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto as of the “Effective Date” noted on each Schedule A with respect to each of the Funds.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”, as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registrati on Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall use its best efforts to cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub- Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes- Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report required by the 1940 Act, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including a Fund’s ordinary operating expenses, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Names “Clifford Capital”, “Clifford Capital Partners”. The Adviser has the right to use the names “Clifford Capital”, “Clifford Capital Partners” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Clifford Capital”, “Clifford Capital Partners” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Clifford Capital”, “Clifford Capital Partners” that it has not otherwise disclosed to the Board.

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAMES “Clifford Capital”, “Clifford Capital Partners”. The Adviser grants to the Trust a license to use the names “Clifford Capital”, “Clifford Capital Partners” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.	ADVI SER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed with respect to a particular Fund and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

ii.	This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Companies, 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235 Attention: President; and notices to the Adviser shall be directed to 395 S. Main Street, #203, Alpine, Utah 84004, Attention: President.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule As attached hereto.

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CLIFFORD CAPITAL PARTNERS, LLC

Signature

By: Roger Hill

Title: Principal, Managing Director

SCHEDULE A-1

Investment Advisory Agreement

between

World Funds Trust (the “Trust”) and

Clifford Capital Advisors, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Clifford Capital Partners Fund	None	0.75%	_______, 2022

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CLIFFORD CAPITAL PARTNERS, LLC

Signature

By: Roger Hill

Title: Principal, Managing Director

SCHEDULE A-2

Investment Advisory Agreement

between

World Funds Trust (the “Trust”) and

Clifford Capital Advisors, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Clifford Capital Focused Small Cap Value Fund	None	0.90%	_______, 2022

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CLIFFORD CAPITAL PARTNERS, LLC

Signature

By: Roger Hill

Title: Principal, Managing Director

SCHEDULE A-3

Investment Advisory Agreement

between

World Funds Trust (the “Trust”) and

Clifford Capital Advisors, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Clifford Capital International Value Fund	None	0.85%	_______, 2022

WORLD FUNDS TRUST

Signature

By: David A. Bogaert

Title: President

CLIFFORD CAPITAL PARTNERS, LLC

Signature

By: Roger Hill

Title: Principal, Managing Director

APPENDIX B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Funds as of September 13, 2022. As of September 13, 2022, the Trustees and Officers of the Trust own less than 1% of the Funds’ shares.

Names and Addresses	Percent of Class	Type of Ownership
Clifford Capital Partners Fund
Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	61.49%	Record
TD Ameritrade, Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103	6.83%	Record
833 East & Co. LLC 833 East Michigan Street, Suite 1800 Milwaukee, WI 53202	7.69%	Record
Clifford Capital Focused Small Cap Value Fund
Charles Schwab & Co Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	42.97%	Record
TD Ameritrade, Inc. FBO Our Customers PO Box 2226 Omaha, NE 68103	6.75%	Record
JP Morgan Securities LLC FBO Our Client 14 4 Chase Metrotech Center Brooklyn, NY 11245	31.98%	Record
JP Morgan Securities LLC FBO Our Client 19 4 Chase Metrotech Center Brooklyn, NY 11245	6.52%	Record
Clifford Capital International Value Fund
ME Weiss 664 Oscela Ave, #303 Winter Park, FL 32789	23.78%	Record
ME Weiss/Braden Desc Trust 664 Oscela Ave, #303 Winter Park, FL 32789	14.63%	Record
ME Weiss/Kim Desc Trust 664 Oscela Ave, #303 Winter Park, FL 32789	14.63%	Record
HD Bryce IRA 3284 Millcreek Rd. Pleasant Grove, UT 84062	5.68%	Record
AC Nichols IRA 4756 W 10370 N American Fork, UT 84003	9.06%	Record
R & D Hill 804 Canterbury Lane Alpine, UT 84004	26.64%	Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Funds.

 B-1

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-866-796-6898 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-796-6898 Monday through Friday 9 a.m. to 6 p.m. Eastern time

CONTROL NUMBER	123456789101

CLIFFORD CAPITAL PARTNERS FUND

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Clifford Capital Partners Fund (the “Fund”), a series of the Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on November 15, 2022 at 11:00 a.m., Eastern Time, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-6898. Representatives are available to assist you Monday through Friday 9 a.m. to 6 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 15, 2022. The proxy statement for this meeting is available at:

http://www.cliffordcapfund.com

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CLIFFORD CAPITAL PARTNERS FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneysin- fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Clifford Capital Partners Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve the investment advisory agreement with respect to the Fund between Clifford Capital Partners LLC (the “Adviser”) and World Funds Trust.	o	o	o

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-866-796-6898 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-796-6898 Monday through Friday 9 a.m. to 6 p.m. Eastern time

CONTROL NUMBER	123456789101

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Clifford Capital Focused Small Cap Value Fund (the “Fund”), a series of the Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on November 15, 2022 at 11:00 a.m., Eastern Time, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-6898. Representatives are available to assist you Monday through Friday 9 a.m. to 6 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 15, 2022. The proxy statement for this meeting is available at:

http://www.cliffordcapfund.com

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneysin- fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Clifford Capital Focused Small Cap Value Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve the investment advisory agreement with respect to the Fund between Clifford Capital Partners LLC (the “Adviser”) and World Funds Trust.	o	o	o

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-866-796-6898 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-796-6898 Monday through Friday 9 a.m. to 6 p.m. Eastern time

CONTROL NUMBER	123456789101

CLIFFORD CAPITAL INTERNATIONAL VALUE FUND

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 15, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of Clifford Capital International Value Fund (the “Fund”), a series of the Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on November 15, 2022 at 11:00 a.m., Eastern Time, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-6898. Representatives are available to assist you Monday through Friday 9 a.m. to 6 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 15, 2022. The proxy statement for this meeting is available at:

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

http://www.cliffordcapfund.com

CLIFFORD CAPITAL INTERNATIONAL VALUE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneysin- fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Clifford Capital International Value Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve the investment advisory agreement with respect to the Fund between Clifford Capital Partners LLC (the “Adviser”) and World Funds Trust.	o	o	o

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]